                                                                      EXHIBIT 23

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in the following registration statements of our report dated February 4, 2004, appearing in this Annual Report on Form 10-K of Allstate Life Insurance Company of New York for the year ended December 31, 2003.

       FORM S-3 REGISTRATION NOS.              FORM N-4 REGISTRATION NOS.
   ----------------------------------     ------------------------------------
          333-58512                                    033-65381
          333-100029                                   333-68344
                                                       333-81970
                                                       333-94785


/s/ Deloitte & Touche LLP

Chicago, Illinois
March 24, 2004